UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 21, 2009 (August 21, 2009)

NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

National Financial Partners Corp. (the “Company”) is filing this Current Report on Form 8-K (the “8-K”) solely to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 13, 2009 (the “10-K”), for the adoption of Financial Accounting Standards Board (“FASB”) Staff Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”). The adoption of FSP APB 14-1 by the Company on January 1, 2009 impacts the accounting for the Company’s 0.75% convertible senior notes which mature on February 1, 2012 (the “convertible senior notes”).

As previously disclosed in the 10-K, FSP APB 14-1 is effective for financial statements for fiscal years beginning after December 15, 2008. FSP APB 14-1 requires the Company to separate the convertible senior notes into two components: a non-convertible note and a conversion option. FSP APB 14-1 requires adoption to existing convertible debt instruments, and as such, the Company recognizes interest expense on its convertible senior notes at its non-convertible debt borrowing rate rather than the stated rate (0.75%). FSP APB 14-1 does not have any impact on cash payments or obligations due under the terms of the convertible senior notes.

The following components of the 10-K are being adjusted retrospectively to reflect the adoption of FSP APB 14-1 and are included as exhibits to this 8-K and incorporated herein by reference:

•	Item 1A — Risk Factors—“If the Company is required to write down goodwill and other intangible assets, the Company’s financial condition and results would be negatively affected.”

•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 — Financial Statements and Supplementary Data

•	Item 15 — Exhibits and Financial Statement Schedules—Exhibit 12.1, Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends

Only the components identified above are being revised by this 8-K. Information in the 10-K is generally stated as of December 31, 2008 and this 8-K does not update the disclosures in the 10-K that may have been affected by subsequent events. Consequently, this 8-K should be read in conjunction with the 10-K and the Company’s subsequent filings with the Securities and Exchange Commission (the “SEC”), such as the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009 and June 30, 2009, filed with the SEC on May 11, 2009 and August 5, 2009, respectively (the “10-Qs”). Such subsequent filings contain important information about events and developments regarding the Company that have occurred since the filing of the 10-K. The Company has previously adjusted the unaudited condensed consolidated financial statements for the periods covered by the 10-Qs to reflect the retrospective application of FSP APB 14-1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Item 1A — Risk Factors—“If the Company is required to write down goodwill and other intangible assets, the Company’s financial condition and results would be negatively affected.”

99.2	Item 6 — Selected Financial Data

99.3	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Item 8 — Financial Statements and Supplementary Data

99.5	Item 15 — Exhibits and Financial Statement Schedules—Exhibit 12.1, Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp.
Date: August 21, 2009

By:	/s/ Donna J. Blank
Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Item 1A — Risk Factors—“If the Company is required to write down goodwill and other intangible assets, the Company’s financial condition and results would be negatively affected.”

99.2	Item 6 — Selected Financial Data

99.3	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Item 8 — Financial Statements and Supplementary Data

99.5	Item 15 — Exhibits and Financial Statement Schedules—Exhibit 12.1, Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends